UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) October 16, 2007

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                     001-12085                33-0371079
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(State or other jurisdiction   (Commission File No.)   (I.R.S. Employer
 of incorporation)                                      Identification No.)

                            100 West Sinclair Street
                            Perris, California 92571
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              (Address of principal executive offices and zip code)

       Registrant' s telephone number, including area code: (951) 436-3000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01.        NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING.

On October 16, 2007, National R.V. Holdings, Inc. (the "Company") received notification from NYSE Regulation, Inc. ("NYSE Regulation") of its determination that the Company's common stock would be suspended from trading on NYSE Arca, Inc. ("NYSE Arca"), prior to market opening on Wednesday, October 24, 2007, or such earlier date as the Company commences trading in another securities marketplace or if there is a material adverse development. The Company has advised NYSE Regulation that it anticipates its securities will be quoted on the OTC Bulletin Board following the suspension.

As previously disclosed, NYSE Regulation has concluded that the Company does not comply with the continued listing standards of NYSE Arca relating to minimum share price and minimum market value. Specifically, NYSE Arca Equities Rule 5.5(b)(2) requires the Company to maintain an average closing price of at least $1.00 per share in each consecutive 30 trading-day period and NYSE Arca Equities Rule 5.5(b)(1) requires the Company to maintain a market value of publicly held shares of at least $15,000,000.

NYSE Regulation also stated that an application by the NYSE Arca to the Securities and Exchange Commission to delist the Company's common stock is pending the completion of applicable procedures, including any appeal by the Company of the NYSE's decision.

As of the date of this report, the Company does not intend to appeal NYSE Regulation's determination and is working with a market maker to have its common stock quoted on the OTC Bulletin Board. The Company cannot, however, provide any assurance that its common stock will be quoted on the OTC Bulletin Board, or on any other quotation service, following the delisting from the NYSE Arca.

A copy of the press release issued by the Company related to the notification from NYSE Regulation is furnished as Exhibit 99.1 hereto.


ITEM 9.01(D).     FINANCIAL STATEMENTS AND EXHIBITS

99.1       Press Release of National R.V. Holdings, Inc. dated October 16, 2007.



The statements by the Company in this report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's future expectations, performance, plans, and prospects, as well as assumptions about future events, including the Company's intention to be quoted on the OTC Bulletin Board. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, the cyclical nature of the recreational vehicle industry; continuation of losses; the ability of the Company to address the effects caused by fiberglass material supplied by a third party supplier; the ability of the Company's new and redesigned product introductions to achieve market acceptance; the ability of the Company to obtain long-term debt financing; seasonality and potential fluctuations in the Company's operating results; any material weaknesses in the Company's internal control over financial reporting; any failure to implement required new or improved internal controls; the Company's dependence on chassis suppliers; potential liabilities under dealer/lender repurchase agreements; competition; government regulation; warranty claims; product liability; and dependence on certain dealers and concentration of dealers in certain regions. Certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested are set forth in the Company's Form 10-K and other filings with the Securities and Exchange Commission (SEC) and the Company's public announcements, copies of which are available from the SEC or from the Company upon request.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                           NATIONAL R.V. HOLDINGS, INC.



                           By:    /s/ Thomas J. Martini
                                  --------------------------------------------
                                  Thomas J. Martini
                                  Chief Financial Officer



Date:  October 22, 2007